Exhibit 10.3

AMENDMENT AGREEMENT DATED 11 JUNE 2025 FOR BUNGE FINANCE EUROPE B.V. THE BORROWER WITH CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK ACTING AS AGENT
RELATING TO AN ACCORDION INCREASE CERTIFICATE DATED 1 MARCH 2024

CONTENTS
Clause	Page
1.    Definitions and Interpretation    1
2.    Representations    2
3.    Amendment    2
4.    Continuity and Further Assurance    3
5.    Fees, Costs and Expenses    3
6.    Miscellaneous    3
7.    Governing Law    3
Schedule 1 The Additional Commitment Lenders    5
Schedule 2 Conditions Precedent    6

Exhibit A Form of Accordion Increase Certificate

1

THIS AGREEMENT is dated 11 June 2025 and made among:
(1)    BUNGE FINANCE EUROPE B.V. a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands having its corporate seat (statutaire zetel) in Rotterdam, The Netherlands and its registered office at 1391 Timberlake Manor Parkway, Chesterfield, Missouri 63017, United States of America and registered with the Dutch Commercial Register (Handelsregister) under number 24347428 (the "Borrower");
(2)    THE FINANCIAL INSTITUTIONS listed in Schedule 1 (The Additional Commitment Lenders) which are parties to the Existing Accordion Increase Certificate as Additional Commitment Lenders (the "Additional Commitment Lenders"); and
(3)    CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK as agent of the other Finance Parties (the "Agent").
RECITALS:
(A)    This Agreement is supplemental to and amends the Existing Accordion Increase Certificate (as defined below).
(B)    The Parties have agreed to amend the Existing Accordion Increase Certificate on the terms of this Agreement.
IT IS AGREED as follows:
1.    DEFINITIONS AND INTERPRETATION
1.1    Definitions
In this Agreement:
"Amended Accordion Increase Certificate" means the Existing Accordion Increase Certificate, as amended by this Agreement.
"Effective Date" means the date of the notification by the Agent under Clause 3.2 (Effective Date) to the Borrower and the Additional Commitment Lenders.
"Effective Time" means the time on the Effective Date at which the Agent delivers the notification under Clause 3.2 (Effective Date) to the Borrower and the Additional Commitment Lenders.
"Existing Accordion Increase Certificate" means the accordion increase certificate, dated 1 March 2024, delivered by the Borrower and the Additional Commitment Lenders to the Agent (as such terms are defined therein).
"Facility Agreement" means the revolving facility agreement, dated 6 October 2023, between the Borrower, the Arrangers named therein, the Agent and the Lenders party thereto from time to time.

1.2    Incorporation of defined terms
(a)    Unless a contrary indication appears, a term defined in the Amended Accordion Increase Certificate has the same meaning in this Agreement.
(b)    The principles of construction set out in Clauses 1.2 (Construction) and 1.3 (Currency Symbols and Definitions) of the Facility Agreement shall have effect as if set out in this Agreement.
1.3    Clauses
In this Agreement any reference to a "Clause" or a "Schedule" is, unless the context otherwise requires, a reference to a Clause in or a Schedule to this Agreement.
1.4    Third party rights
A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.
1.5    Designation
In accordance with the Facility Agreement, each of the Borrower and the Agent designates this Agreement to be entered into on or about the date of this Agreement as a Finance Document.
2.    REPRESENTATIONS
The Repeating Representations are deemed to be made by the Borrower (by reference to the facts and circumstances then existing) on:
(a)    the date of this Agreement; and
(b)    the Effective Date,
and references to "this Agreement" in the Repeating Representations should be construed as references to this Agreement and to the Facility Agreement.
3.    AMENDMENT
3.1    Amendment of the Existing Accordion Increase Certificate
With effect from the Effective Time, the Existing Accordion Increase Certificate shall be amended and restated in its entirety so that it will be read and construed for all purposes as set out in Exhibit A attached hereto.
3.2    Effective Date
The Agent will notify the Borrower and the Additional Commitment Lenders promptly when all the conditions precedent listed in Schedule 2 (Conditions Precedent) have been fulfilled to its satisfaction.

4.    CONTINUITY AND FURTHER ASSURANCE
4.1    Continuing obligations
The provisions of the Existing Accordion Increase Certificate, Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.
4.2    Reservation of rights
Each Additional Commitment Lender (as defined in the Amended Accordion Increase Certificate) reserves any other right or remedy it may have now or subsequently. This Agreement does not constitute a waiver of any right or remedy other than in relation to the specific amendments and waiver expressly referred to in this Agreement.
4.3    Further assurance
The Borrower, shall, at the request of the Agent and at the Borrower's own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.
5.    FEES, COSTS AND EXPENSES
5.1    Transaction expenses
The Borrower shall promptly on demand pay the Agent the amount of all costs and expenses (including but not limited to legal fees) reasonably incurred in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.
6.    MISCELLANEOUS
6.1    Incorporation of terms
The provisions of Clause 33 (Notices), Clause 35 (Partial Invalidity), Clause 36 (Remedies and Waivers) and Clause 43 (Enforcement) of the Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to "this Agreement" or "the Finance Documents" are references to this Agreement.
6.2    Counterparts
This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.
7.    GOVERNING LAW
This Agreement and all non-contractual obligations arising out of or in connection with it are governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1
THE ADDITIONAL COMMITMENT LENDERS

Abu Dhabi Commercial Bank PJSC
Australia and New Zealand Banking Group Limited
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch
Banco Santander, S.A., New York Branch
Bank of America, N.A.
Bank of Montreal
BNP Paribas
Canadian Imperial Bank of Commerce, New York Branch
Citibank N.A., Jersey Branch
Commonwealth Bank of Australia (Europe) N.V.
Coöperatieve Rabobank U.A.
Crédit Agricole Corporate and Investment Bank
DBS Bank Ltd.
Deutsche Bank Luxembourg S.A.
Erste Group Bank AG
Goldman Sachs Bank USA
HSBC Continental Europe
ING Bank N.V.
Intesa Sanpaolo S.P.A. Amsterdam Branch
JPMorgan Chase Bank, N.A.
Mizuho Bank, Ltd.
Oversea‐Chinese Banking Corporation Limited, New York Agency
Raiffeisen Bank International AG
Société Générale
Standard Chartered Bank
Sumitomo Mitsui Banking Corporation
The Bank of Nova Scotia
U.S. Bank National Association
Wells Fargo Bank, National Association

SCHEDULE 2
CONDITIONS PRECEDENT
1.    Finance Documents
(a)    A copy of this Agreement executed by the Parties hereto.
(b)    A copy of the Second Amended and Restated Guaranty, dated as of the date hereof, duly executed by the Parent and the Agent (the "Second Amended and Restated Guaranty").
[Signature Pages Follow]

SIGNATURES

THE BORROWER
BUNGE FINANCE EUROPE B.V.

By: /s/Rajat Gupta
Name: Rajat Gupta
Title: President

Signature Page to First Amendment Agreement

THE ADDITIONAL COMMITMENT LENDERS
BNP PARIBAS

By: /s/ Christopher Sked

Name: Christopher Sked, Managing Director

By: /s/ Valentin Detry

Name: Valentin Detry, Vice President

Signature Page to First Amendment Agreement

CITIBANK N.A., JERSEY BRANCH

By: /s/ Peter Lemoucheux

Name: Peter Lemoucheux, Senior Vice President

Signature Page to First Amendment Agreement

COMMONWEALTH BANK OF AUSTRALIA (EUROPE) N.V.

By: /s/ Wilhelmus Theodorus Gerardus Hendriks

Name: Wilhelmus Theodorus Gerardus Hendriks, Management Board Member (CEO)

By: /s/ Nathan Schouten

Name: Nathan Schouten, Director

Signature Page to First Amendment Agreement

COÖPERATIEVE RABOBANK U.A.

By: /s/ Gideon de Jong

Name: Gideon de Jong, Relationship Manager

By: /s/ Esther Berkelaar

Name: Esther Berkelaar, Head TCF Lending EAA

Signature Page to First Amendment Agreement

DBS BANK LTD.

By: /s/ Kate Khoo

Name: Kate Khoo, Vice President

Signature Page to First Amendment Agreement

DEUTSCHE BANK LUXEMBOURG S.A.

By: /s/ Astrid Breyer-Simski

Name: Astrid Breyer-Simski, AVP

By: /s/ Sabine Lehnert

Name: Sabine Lehnert, VP

Signature Page to First Amendment Agreement

ERSTE GROUP BANK AG

By: /s/ Wolfgang Hargassner

Name: Wolfgang Hargassner, Managing Director

By: /s/ George Barbat

Name: George Barbat, Executive Director

Signature Page to First Amendment Agreement

ING BANK N.V.

By: /s/ Kiran Sanchit

Name: Kiran Sanchit, Managing Director

By: /s/ Lars Vriens

Name: Lars Vriens, Managing Director

Signature Page to First Amendment Agreement

MIZUHO BANK, LTD.

By: /s/ Tracy Rahn

Name: Tracy Rahn, Managing Director

Signature Page to First Amendment Agreement

OVERSEA-CHINESE BANKING CORPORATION LIMITED, NEW YORK AGENCY

By: /s/ Charles Ong

Name: Charles Ong, General Manager

Signature Page to First Amendment Agreement

SUMITOMO MITSUI BANKING CORPORATION

By: /s/ Minxiao Tian

Name: Minxiao Tian, Director

Signature Page to First Amendment Agreement

THE BANK OF NOVA SCOTIA

By: /s/ Dhirendra Udharamaney

Name: Dhirendra Udharamaney, Director

Signature Page to First Amendment Agreement

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Jason D. King

Name: Jason D. King, Vice President

Signature Page to First Amendment Agreement

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By: /s/ Stephane Lavoix

Name: Stéphane Lavoix, Managing Director
    Global Head of Corporate Loan Origination

By: /s/ Irfane Goulamhoussen

Name: Irfane Goulamhoussen, Executive Director
Corporate Loan Origination

Signature Page to First Amendment Agreement

BANK OF MONTREAL

By: /s/ Katherine Robinson

Name: Katherine Robinson, Managing Director

By: /s/ Andrew Nelson

Name: Andrew Nelson, Director

By: /s/ Ross Gleghorn

Name: Ross Gleghorn, Chief Financial Officer, International

Signature Page to First Amendment Agreement

STANDARD CHARTERED BANK

By: /s/ Peter Campbell

Name: Peter Campbell, Director

Signature Page to First Amendment Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Ryan Tegeler

Name: Ryan Tegeler, Vice President

Signature Page to First Amendment Agreement

INTESA SANPAOLO S.P.A. AMSTERDAM BRANCH

By: /s/ Gianluca Fiore

Name: Gianluca Fiore, General Manager

By: /s/ Lorenzo Rodinó de Miglione

Name: Lorenzo Rodinó de Miglione, Business Director and              Global Relationship Manager

Signature Page to First Amendment Agreement

ABU DHABI COMMERCIAL BANK PJSC

By: /s/ Ashish Sharma

Name: Ashish Sharma, Executive Head,
Corporate and Institutional Banking

Signature Page to First Amendment Agreement

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By: /s/ Sherrie Banks

Name: Sherrie Banks, Head of FB&A International

Signature Page to First Amendment Agreement

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH

By: Cara Younger

Name: Cara Younger, Managing Director

By: /s/ Armen Semizian

Name: Armen Semizian, Managing Director

Signature Page to First Amendment Agreement

BANCO SANTANDER, S.A., NEW YORK BRANCH

By: /s/ Andres Barbosa

Name: Andres Barbosa, Managing Director

By: /s/ Zara Kamal

Name: Zara Kamal, Executive Director

Signature Page to First Amendment Agreement

JPMORGAN CHASE BANK, N.A.

By: /s/ Gregory T. Martin
Name:    Gregory T. Martin
Title: Executive Director

Signature Page to the First Amendment Agreement

BANK OF AMERICA, N.A.

By: /s/ Ryan Van Stedum
Name: Ryan Van Stedum
Title: Vice President

Signature Page to the First Amendment Agreement

HSBC CONTINENTAL EUROPE

By: /s/ Anja Mokos
Name:    Anja Mokos
Title:    Director, Global Banking

By: /s/ Stephan Mathu
Name:    Stephan Mathu
Title:    Head of Client Coverage, The Netherlands

Signature Page to the First Amendment Agreement

RAIFFEISEN BANK INTERNATIONAL AG

By: /s/ Mag. Johannes Lohr
Name:    Mag. Johannes Lohr
Title: People Enablement Lead, Lending Operations

By: /s/ Hrvoje Frigan
Name:    Hrvoje Frigan
Title:    Director

Signature Page to the First Amendment Agreement

SOCIETE GENERALE

By: /s/ Carlos Santos
Name:    Carlos Santos
Title:    Paris Head Trade & Sustainable Commodity Finance

Signature Page to the First Amendment Agreement

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH

By: /s/ Andrew Millane
Name:    Andrew Millane
Title:    Executive Director and Authorized Signatory

Signature Page to the First Amendment Agreement

GOLDMAN SACHS BANK USA

By: /s/ Priyankush Goswami
Name:    Priyankush Goswami
Title:    Authorized Signatory

Signature Page to the First Amendment Agreement

Signature Page to the First Amendment Agreement

THE AGENT

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By: /s/ Dienaba Haidara
Name: Dienaba Haidara
Title: Chargé d'Affaires Agency

By: /s/ Nicolas Brochot
Name: Nicolas Brochot
Title:    Chargé d'Affaires Agency
Signature Page to the First Amendment Agreement

Signature Page to the First Amendment Agreement

Exhibit A

Form of Accordion Increase Certificate